May 31, 1996



Abraham Trading & Co. "ATC"
Moody Building
2nd & Main
Canadain, Texas 790144

Attention:  Mr. Craig L. Caudle

      Re:   Management Agreement Renewal
            Smith Barney Principal Plus Futures Fund L.P.

Dear Mr. Caudle:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


ABRAHAM TRADING & CO. "ATC"



By:


Print Name:
DAD/sr

May 31, 1996



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            SB Principal Plus Futures Fund L.P.

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY

By:


Print Name:
DAD/sr

May 31, 1996



Rabar Market Research
10 Bank St. - Suite 830
White Plain, N.Y. 10606


Attention:  Mr. John Dreyer &
              Mr. Paul Rabar

      Re:   Management Agreement Renewal
            Smith Barney Principal Plus Futures Fund L.P.

Dear Mr. Dreyer & Mr. Rabar:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. The incentive fee will now be paid annually instead of quarterly. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

RABAR MARKET RESEARCH

June 24, 1997



Abraham Trading & Co. "ATC"
Moody Building
2nd & Main
Canadain, Texas 790144

Attention:  Mr. Craig L. Caudle

      Re:   Management Agreement Renewal
            Smith Barney Principal Plus Futures Fund L.P.

Dear Mr. Caudle:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


ABRAHAM TRADING & CO. "ATC"



By:


Print Name:
DAD/sr
rw/1

June 19, 1997



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            SB Principal Plus Futures Fund L.P.

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY


By:


Print Name:
DAD/sr

June 24, 1997



Rabar Market Research
10 Bank St. - Suite 830
White Plain, N.Y. 10606


Attention:  Mr. John Dreyer &
              Mr. Paul Rabar

      Re:   Management Agreement Renewal
            Smith Barney Principal Plus Futures Fund L.P.

Dear Mr. Dreyer & Mr. Rabar:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. The incentive fee will now be paid annually instead of quarterly. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

RABAR MARKET RESEARCH



By:


Print Name:
DAD/sr

rw/1